EXHIBIT 23



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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors
Synergy Resources Corporation
Platteville, Colorado



We consent to the use in this Registration Statement on Form S-8 of Synergy Resources Corporation (the "Company") of our report of an independent registered public accounting firm dated November 13, 2012, with respect to the balance sheets of the Company as of August 31, 2012 and 2011, and the related statements of operations, shareholders' equity (deficit), and cash flows for years ended August 31, 2012 and 2011.





                                                            /s/ EKS&H, LLLP
                                                            EKS&H LLLP



October 7, 2013

Denver, Colorado

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                              CONSENT OF ATTORNEYS


     Reference is made to the Registration Statement of Synergy Resources Corporation on Form S-8 whereby the Company proposes to sell 9,000,000 shares of the Company's Common Stock. Reference is also made to Exhibit 5 included in the Registration Statement relating to the validity of the securities proposed to be issued and sold.

     We hereby consent to the use of our opinion concerning the validity of the securities proposed to be issued and sold.


                                Very Truly Yours,

                                HART & HART, LLC

                             By /s/ William T. Hart
                                William T. Hart


Denver, Colorado
October 8, 2013


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                                                              FAX (303) 623-4258

621 SEVENTEENTH STREET SUITE 1550 DENVER, COLORADO 80293 TELEPHONE (303)623-9147



            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

     We hereby consent in this Registration Statement of Synergy Resources Corporation on Form S-8 to our reserve estimates as of August 31, 2012 relating to the Company's proven oil and gas reserves and to Exhibit 99 to the Company's annual report on Form 10-K for the year ended August 31, 2012.


                                            /s/ Ryder Scott Company, L.P.
                                            RYDER SCOTT COMPANY, L.P.

Denver, Colorado
October 4, 2013